EXHIBIT 5.3
                                                                   -----------

[GRAPHIC OMITTED]                                Principal Officers:
GLJ Petroleum Consultants
                                                 Harry Jung, P. Eng.
                                                     President, C.E.O.
                                                 Dana B Laustsen, P. Eng.
                                                     Executive V.P., C.O.O.
                                                 Keith M. Braaten, P. Eng.
                                                     Executive V.P.

                                                 Officers / Vice Presidents:

                                                 Terry L. Aarsby, P. Eng.
                                                 Jodi L. Anhorn, P. Eng.
                                                 Neil I. Dell, P. Eng.
                                                 David G. Harris, P. Geol.
                                                 Myron J. Hladyshevsky, P. Eng.
                                                 Bryan M. Joa, P. Eng.
                                                 John H. Stilling, P. Eng.
                                                 Douglas R. Sutton, P. Eng.
                                                 James H. Willmon, P. Eng.



                                LETTER OF CONSENT



TO:  UNITED STATES SECURITIES AND EXCHANGE COMMISSION



RE: ENCANA CORPORATION ("ENCANA") AND ENCANA HOLDINGS FINANCE CORP. - REGISTRATION STATEMENT ON FORM F-9


We hereby consent to the use of and reference to our name and our reports, and the inclusion and incorporation by reference of information derived from our reports evaluating a portion of EnCana's petroleum and natural gas reserves as at December 31, 2005, in the registration statement on Form F-9 of EnCana and EnCana Holdings Finance Corp. (File No. 333-113732).

                                           Sincerely,

                                           GLJ PETROLEUM CONSULTANTS LTD.



                                           /s/ Harry Jung
                                           ------------------------------
                                           Harry Jung, P. Eng.
                                           President & CEO

Calgary, Alberta
June 9, 2006






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